BLACKROCK BOND FUND, INC.
BlackRock Total Return Fund
(the “Fund”)

SUPPLEMENT DATED JUNE 7, 2010
TO THE PROSPECTUS OF THE FUND

The Management section of the Fund’s prospectus is revised to include the following additional disclosure:

In addition to the contractual and voluntary waivers and/or expense reimbursements described in this section with respect to the Fund, BlackRock may voluntarily waive and/or reimburse additional amounts in order to reduce total annual operating expenses of the Fund. These additional waivers and/or expense reimbursements may differ among the Fund’s share classes. The amounts waived and/or reimbursed may result in different impacts to the yield, dividends, and performance among the share classes of the Fund. The yield, dividends and overall performance would be lower without any such voluntary waivers and/or expense reimbursements, which may be discontinued without notice.

PRO-10046-0610-SUP